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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 3, 2004
                Date of Report (Date of earliest event reported)



                                 Presstek, Inc.
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             (Exact name of Registrant as specified in its Charter)




           Delaware                   0-17541                   02-0415170
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(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
 Incorporation or Organization)     File Number)            Identification No.)



                               55 Executive Drive
                        Hudson, New Hampshire 03051-4903
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                    (Address of Principal Executive Offices)



                                 (603) 595-7000
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               Registrant's telephone number, including area code





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ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE

            On June 3, 2004, Presstek, Inc. issued a press release announcing that it had signed an agreement for Presstek to acquire Precision Lithograining Corporation in a cash transaction valued at approximately $13 million. A copy of the press release is attached as Exhibit 99.1 hereto.




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                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                PRESSTEK, INC.



Date:  June 3, 2004                             By:  /s/   Moosa E. Moosa
                                                     ---------------------------
                                                     Moosa E. Moosa
                                                     Vice President, Finance
                                                     and Chief Financial Officer





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                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              Press release issued by Presstek, Inc., dated June 3, 2004.